DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2025
Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
The company’s activities expose it to a variety of financial risks, including market risk (currency risk and interest rate risk) and liquidity risk. The company and its subsidiaries selectively use derivative financial instruments principally to manage these risks.
The aggregate fair values of the company’s derivative financial instruments are as follows:

	June 30, 2025		December 31, 2024
(US$ MILLIONS)	Financial Assets	Financial Liabilities	Financial Assets	Financial Liabilities
Foreign exchange contracts	$63	$(24)	$104	$(36)
Cross currency swaps	18	(13)	30	(14)
Interest rate derivatives	17	(5)	50	(5)
Total	$98	$(42)	$184	$(55)
Total current	$66	$(35)	$106	$(46)
Total non-current	$32	$(7)	$78	$(9)